UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2019

Date of reporting period:  June 30, 2019

Item 1. Reports to Stockholders.

Hood River Small-Cap Growth Fund

Annual Report
June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on the Fund’s website, www.hoodrivercapital.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-497-2960, sending an e-mail request to mflaherty@hoodrivercapital.com, or by enrolling at www.hoodrivercapital.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund you can call 1-800-497-2960 or send an e-mail request to mflaherty@hoodrivercapital.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Hood River Small-Cap Growth Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	6
Sector Allocation of Portfolio Assets	7
Schedule of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	34
Expense Example	36
Notice to Shareholders	38
Trustees and Officers	39
Privacy Notice	42

Letter to Shareholders
Hood River Small-Cap Growth Fund

June 30, 2019

The twelve months ended June 30, 2019 were a roller coaster ride for U.S. equities in general, including small cap growth stocks.  During July through September of 2018, small cap growth stocks ground higher on strong corporate profits, driven in part by a lower tax rate, capping an impressive, consistently upward 2.5 year run for the stocks.

By late September, however, the positive impact of tax reform began to fade, and unusually high economic expectations by investors began to revert to a state of "normal uncertainty."  At the same time, the trade conflict with China began to heat up, and perhaps most painfully, Federal Reserve Chairman Powell began to take a very hawkish – and even tone-deaf – stance toward raising interest rates.  The confluence of these events led to a painful fourth quarter 2018 for U.S. equities, and the Russell 2000¨ Growth Index fell 21.66% for the quarter, the worst quarter since 2011.  To put that decline into context, in the prior 20 years there were only five other quarters in which the index was down at least 20%.

With politicians and central bankers somewhat chastened by this sell-off, by early January 2019, Chairman Powell had flipped to a dovish stance, indicating a willingness to be "flexible and wait and see what does evolve."  That stance has evolved even more dovishly to the present, with the Federal Reserve currently seeming to signal an imminent rate cut.  With this more favorable interest rate backdrop, as well as trade tensions that have waxed and waned, stocks bounced back sharply in the first quarter of 2019, and continued their climb in the second quarter.

Despite the dramatic sound and fury of the price action over the past twelve months, the Russell 2000¨ Growth Index ended down -0.49% for the fiscal year ended June 30, 2019.  The Hood River Small Cap Growth Fund Institutional Share Class outperformed the benchmark by 5.01%, with a 4.52% absolute return.

	Fiscal Year Ended June 30, 2019
					Since
	1 Year	3 Years	5 Years	10 Years	Inception
HRSMX	4.52%	18.00%	11.08%	16.33%	12.19%
Russell 2000¨ Growth Index	-0.49%	14.69%	8.63%	14.41%	10.89%

Performance quoted represents past performance for the Fund’s institutional class shares and there is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Please call 800-497-2960 to obtain current and the most recent month-end performance data. The gross expense ratio is 1.18%.

Given our bottom-up process, historically the vast majority of our outperformance has come from stock selection, and this persisted in the past fiscal year.  For the trailing twelve months, strong bottom-up stock selection in information technology (+240 basis points), health care (+193 basis points), and real estate (+106 basis points) contributed the most to the Fund’s performance.  The top contributing stocks included Globant,

Hood River Small-Cap Growth Fund

Innovative Industrial Properties, CyberArk Software, Kinsale Capital Group, and Eldorado Resorts.  At the end of the fiscal year, the Hood River Small-Cap Growth Fund owned each of these stocks with the exception of CyberArk Software.

Innovative Industrial Properties owns and leases industrial real estate assets, primarily to tenants in the regulated medical-use cannabis industry.  It typically locks customers up with 10 to15 year lease arrangements yielding between 11 and 14%.  With funds from operations growth of over 100% in 2019, it is growing faster than other REITs and we believe that the current street asset purchase and cash flow estimates for 2020 appear too conservative.  Kinsale Capital is an excess and surplus insurer we have owned since its initial public offering in 2016.  The CEO, Michael Kehoe, left a competitor, James River, to create one of the lowest cost, quickest responding, underwriting platforms in the industry.  We believe the street’s premium and profitability estimates are still too conservative, thus we maintain a large position.  We also continue to like Eldorado Resorts, where we expect ongoing strength in its core regional gaming business, and also expect there may be substantial opportunities for cost savings associated with its recently proposed merger with Caesar’s.

For the fiscal year ended June 30, 2019, stock selection in energy (-74 basis points), consumer staples (-56 basis points), and materials (-51 basis points) detracted from results.  Underperformers included Ligand Pharmaceuticals, Carrizo Oil & Gas, Amyris, GreenSky, and U.S. Well Services.  As of June 30, 2019, each of these securities were sold out of the Fund with the exception of U.S. Well Services.

We exited our Ligand position at a loss after it sold a royalty stream for $827 million in cash, which we viewed as a fair price, but we grew concerned that the cash burning a hole in management’s pocket might lead to them overpaying for an acquisition of a public company.  Amyris produces and distributes various chemical products.  We were excited about its new sweetener product, but one of its partners unexpectedly delayed a milestone payment, which caused a funding problem for the company and led us to sell our stake.  GreenSky has a leading point-of-sales technology lending platform, primarily for home improvement.  Unfortunately, analyst estimates moved down in the second half of 2018 due to lowering customer take rates and less promotional marketing from bank partners.  We exited the position.

During the course of the year, our investment team continued to faithfully implement the strategy we have been using since the Fund’s inception: we look for small-cap companies that our research indicates to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability.  We call the difference between our fundamental analysis and the market’s expectations an "information gap," and we spend the bulk of our time conducting research to uncover the most promising stocks.  The most important part of our research is the conversations we have with numerous management teams, as well as their customers, competitors, and suppliers, to assemble a more complete picture of the business environment in which a firm operates.  We continue to invest in and grow our investment team, which currently stands at seven members.

Thank you for your ongoing support.

Hood River Small-Cap Growth Fund

The above comments reflect general views regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

Returns represent past performance and include changes in share price and reinvestment of dividends and capital gains.  The primary benchmark is the Russell 2000¨ Growth Index, defined as an unmanaged, capitalization weighted index of those Russell 2000¨ companies with higher price-to-book ratios and higher forecasted growth values.  Index returns include dividends and/or interest income and, unlike composite returns, do not reflect fees or expenses. In addition, unlike the composite, which periodically maintains a significant cash position, the indices are fully invested. Basis points refers to a common unit of measure for interest rates and other percentages in finance.  One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.  Cash flow is defined as the net amount of cash and cash-equivalents being transferred into and out of a business.  Past performance does not guarantee future results. It is not possible to invest directly in an index.  The current performance of the Fund may be lower or higher than figures shown.  Returns and share price will fluctuate, and redemption value may be more or less than original cost.  Performance information current to the most recent month-end is available by calling (800) 497-2960.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small-cap securities, which present a greater risk of loss than large-cap securities, and in growth companies, which can be more sensitive to the company’s earnings and more volatile than the stock market in general. The Fund may also invest in foreign securities which are subject to risks including currency fluctuations, economic and political change and differing accounting standards. The Fund may invest in derivatives and IPOs, which are highly volatile. Additional risk information may be found in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete list of holdings, see the Schedule of Investments on page 8.

Hood River Small-Cap Growth Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $25,000 Investment
in the Hood River Small-Cap Growth Fund – Institutional Shares and
Russell 2000¨ Growth Index

		Annualized
Total Return Periods Ended June 30, 2019:	1 Year	5 Years	10 Years
Hood River Small-Cap Growth Fund –
Institutional Shares	4.52%	11.08%	16.33%
Investor Shares(1)	4.30%	10.91%	16.24%
Retirement Shares(2)	4.59%	11.12%	16.35%
Russell 2000¨ Growth Index	-0.49%	8.63%	14.41%

Expense Ratios*:	Gross 1.36%; Net 1.27% (Investor Shares); Gross 1.18%; Net 1.10% (Institutional Shares); Gross 1.09%; Net 1.00% (Retirement Shares)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-497-2960.

This chart illustrates the performance of a hypothetical $25,000 investment made in the Institutional Shares of the Fund on June 30, 2009.  Returns reflect the reinvestment of dividends and capital gain distributions.  The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through December 31, 2020.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

(1)
The inception date of the Investor Shares is July 7, 2015.  Performance shown prior to the inception of the Investor Shares reflects the performance of the Institutional Shares and excludes expenses that are not applicable to and are lower than those of the Investor Shares.  The actual annualized performance during the period July 7, 2015 (Investor Share inception) through June 30, 2019 was 10.18%.

(2)
The inception date of the Retirement Shares is March 3, 2017.  Performance shown prior to the inception of the Retirement Shares reflects the performance of the Institutional Shares and excludes expenses that are not applicable to and are higher than those of the Retirement Shares. The actual annualized performance during the period March 3, 2017 (Retirement Share inception) through June 30, 2019 was 12.68%.

*	The expense ratios presented are from the most recent prospectus.

Hood River Small-Cap Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2019 (Unaudited)

Percentages represent market value as a percentage of net assets and does not include collateral received for securities on loan.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS
at June 30, 2019

COMMON STOCKS – 97.6%	Shares	Value

COMMUNICATION SERVICES – 1.5%

Diversified Telecommunication Services – 0.9%
Bandwidth, Inc. (a)	67,297	$5,048,621

Entertainment – 0.6%
Glu Mobile, Inc. (a)	496,901	3,567,749
TOTAL COMMUNICATION SERVICES		8,616,370

CONSUMER DISCRETIONARY – 15.1%

Auto Components – 1.1%
Stoneridge, Inc. (a)	195,523	6,168,751

Diversified Consumer Services – 6.2%
Chegg, Inc. (a)	248,447	9,587,570
Grand Canyon Education, Inc. (a)	86,675	10,142,708
K12, Inc. (a)	160,325	4,875,483
Laureate Education, Inc. (a)	452,255	7,104,926
Strategic Education, Inc.	23,301	4,147,578
		35,858,265

Hotels, Restaurants & Leisure – 3.9%
Eldorado Resorts, Inc. (a)(d)	352,397	16,234,930
Everi Holdings, Inc. (a)	274,084	3,269,822
Penn National Gaming, Inc. (a)(d)	152,673	2,940,482
		22,445,234

Household Durables – 0.9%
Lovesac, Co. (a)	167,054	5,190,368

Leisure Products – 0.7%
Malibu Boats, Inc. (a)	71,780	2,788,653
MasterCraft Boat Holdings, Inc. (a)	54,488	1,067,420
		3,856,073

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2019

COMMON STOCKS – 97.6% (Continued)	Shares	Value

CONSUMER DISCRETIONARY – 15.1% (Continued)

Specialty Retail – 2.3%
Rent-A-Center, Inc. (a)	229,158	$6,102,477
Zumiez, Inc. (a)	264,958	6,915,404
		13,017,881
TOTAL CONSUMER DISCRETIONARY		86,536,572

CONSUMER STAPLES – 1.5%

Personal Products – 1.5%
Medifast, Inc.	65,846	8,448,042
TOTAL CONSUMER STAPLES		8,448,042

ENERGY – 0.7%

Energy Equipment & Services – 0.3%
US Well Services, Inc. (a)	322,504	1,554,469

Oil, Gas & Consumable Fuels – 0.4%
Tellurian, Inc. (a)(d)	313,104	2,457,867
TOTAL ENERGY		4,012,336

FINANCIALS – 7.6%

Banks – 1.3%
TriState Capital Holdings, Inc. (a)	149,527	3,190,907
Western Alliance Bancorp (a)	95,071	4,251,575
		7,442,482

Consumer Finance – 2.7%
FirstCash, Inc.	154,662	15,469,293

Insurance – 3.6%
eHealth, Inc. (a)	83,766	7,212,253
Kinsale Capital Group, Inc.	150,153	13,735,996
		20,948,249
TOTAL FINANCIALS		43,860,024

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2019

COMMON STOCKS – 97.6% (Continued)	Shares	Value

HEALTH CARE – 28.3%

Biotechnology – 8.5%
Agios Pharmaceuticals, Inc. (a)(d)	58,109	$2,898,477
Amarin Corp. PLC (a)(c)(d)	636,368	12,339,175
CareDx, Inc. (a)	81,610	2,937,144
Coherus Biosciences, Inc. (a)	204,837	4,526,898
MacroGenics, Inc. (a)	378,710	6,426,709
Sage Therapeutics, Inc. (a)	97,055	17,769,800
Ultragenyx Pharmaceutical, Inc. (a)	36,304	2,305,304
		49,203,507

Health Care Equipment & Supplies – 8.6%
AtriCure, Inc. (a)	108,935	3,250,620
CONMED Corp.	119,083	10,189,932
Integra LifeSciences Holdings Corp. (a)	159,718	8,920,250
Merit Medical Systems, Inc. (a)	175,420	10,448,015
Orthofix Medical, Inc. (a)	115,354	6,099,920
Tandem Diabetes Care, Inc. (a)	75,831	4,892,616
Wright Medical Group NV (a)(c)	188,903	5,633,088
		49,434,441

Health Care Providers & Services – 5.4%
BioTelemetry, Inc. (a)	86,077	4,144,608
Hanger, Inc. (a)	157,287	3,012,046
HealthEquity, Inc. (a)	74,943	4,901,272
LHC Group, Inc. (a)	81,148	9,703,678
Select Medical Holdings Corp. (a)	588,886	9,345,621
		31,107,225

Health Care Technology – 3.3%
Tabula Rasa HealthCare, Inc. (a)(d)	198,801	9,926,134
Teladoc Health, Inc. (a)(d)	138,403	9,191,343
		19,117,477

Life Sciences Tools & Services – 2.5%
Charles River Laboratories International, Inc. (a)	94,823	13,455,384
Personalis, Inc. (a)	33,037	896,954
		14,352,338
TOTAL HEALTH CARE		163,214,988

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2019

COMMON STOCKS – 97.6% (Continued)	Shares	Value

INDUSTRIALS – 20.2%

Aerospace & Defense – 3.3%
Axon Enterprise, Inc. (a)	41,584	$2,670,109
Hexcel Corp.	89,429	7,233,018
Kratos Defense & Security Solutions, Inc. (a)	413,116	9,456,225
		19,359,352

Commercial Services & Supplies – 1.7%
Clean Harbors, Inc. (a)	57,917	4,117,899
Herman Miller, Inc.	124,738	5,575,788
		9,693,687

Construction & Engineering – 3.6%
Dycom Industries, Inc. (a)	120,313	7,082,826
EMCOR Group, Inc.	18,504	1,630,202
MasTec, Inc. (a)	231,301	11,918,941
		20,631,969

Electrical Equipment – 3.9%
Encore Wire Corp.	94,862	5,557,016
Sunrun, Inc. (a)	308,228	5,782,357
TPI Composites, Inc. (a)	332,113	8,209,833
Vicor Corp. (a)	98,435	3,056,407
		22,605,613

Machinery – 4.8%
Chart Industries, Inc. (a)(d)	182,704	14,046,284
Harsco Corp. (a)	496,385	13,620,804
		27,667,088

Professional Services – 2.9%
ASGN, Inc. (a)	83,164	5,039,738
CoStar Group, Inc. (a)	20,743	11,492,867
		16,532,605
TOTAL INDUSTRIALS		116,490,314

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2019

COMMON STOCKS – 97.6% (Continued)	Shares	Value

INFORMATION TECHNOLOGIES – 22.7%

Communications Equipment – 2.7%
Acacia Communications, Inc. (a)	67,043	$3,161,748
DASAN Zhone Solutions, Inc. (a)	114,477	1,487,056
Lumentum Holdings, Inc. (a)	121,916	6,511,534
Viavi Solutions, Inc. (a)	348,195	4,627,511
		15,787,849

Electronic Equipment, Instruments & Components – 1.1%
Coherent, Inc. (a)	38,590	5,262,519
Iteris, Inc. (a)	223,448	1,155,226
		6,417,745

IT Services – 5.9%
Carbonite, Inc. (a)	160,160	4,170,566
Euronet Worldwide, Inc. (a)	64,300	10,817,832
ExlService Holdings, Inc. (a)	75,786	5,011,728
I3 Verticals, Inc. (a)	43,924	1,293,562
Limelight Networks, Inc. (a)	1,415,011	3,820,530
Paysign, Inc. (a)	108,621	1,452,263
WNS Holdings Ltd. (a)(c)	124,335	7,360,632
		33,927,113

Semiconductors & Semiconductor Equipment – 3.0%
Impinj, Inc. (a)	110,156	3,152,665
Inphi Corp. (a)	106,587	5,340,008
MagnaChip Semiconductor Corp. (a)(d)	563,051	5,827,578
Nanometrics, Inc. (a)	88,265	3,063,678
		17,383,929

Software – 9.8%
ACI Worldwide, Inc. (a)	139,114	4,777,175
Digimarc Corp. (a)(d)	141,282	6,271,508
Domo, Inc. (a)	101,776	2,780,520
Five9, Inc. (a)	88,839	4,556,552
Globant SA (a)(c)	111,241	11,240,903
NICE Ltd. (a)(c)	26,799	3,671,463
Paylocity Holding Corp. (a)	58,953	5,530,971
PROS Holdings, Inc. (a)(d)	83,242	5,265,889

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2019

COMMON STOCKS – 97.6% (Continued)	Shares	Value

INFORMATION TECHNOLOGIES – 22.7% (Continued)

Software – 9.8% (Continued)
Rapid7, Inc. (a)	155,273	$8,980,990
Upland Software, Inc. (a)	68,873	3,135,788
		56,211,759

Technology Hardware, Storage & Peripherals – 0.2%
Sonim Technologies, Inc. (a)	85,247	1,085,194
TOTAL INFORMATION TECHNOLOGIES		130,813,589
TOTAL COMMON STOCKS
(Cost $467,001,119)		561,992,235

REITS – 1.4%

Equity Real Estate Investment Trusts (REITs) – 1.4%
Innovative Industrial Properties, Inc. (d)	63,332	7,825,302
TOTAL REITS
(Cost $2,704,271)		7,825,302

SHORT-TERM INVESTMENTS – 1.6%

MONEY MARKET FUNDS – 1.6%
First American Treasury Obligations Fund –
Class Z, 2.23% (b)	9,366,030	9,366,030
TOTAL SHORT-TERM INVESTMENTS
(Cost $9,366,030)		9,366,030

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2019

INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING – 10.7%	Shares	Value
First American Government Obligations Fund –
Class Z, 2.25% (b)	61,737,589	$61,737,589
TOTAL INVESTMENTS PURCHASED WITH
CASH PROCEEDS FROM SECURITIES LENDING
(Cost 61,737,589)		61,737,589
TOTAL INVESTMENTS
(Cost $540,809,009) – 111.3%		640,921,156
Liabilities in Excess of Other Assets – (11.3)%		(64,887,459)
TOTAL NET ASSETS – 100.0%		$576,033,697

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of June 30, 2019
(c)	U.S. traded security of a foreign issuer or corporation.
(d)
This security or a portion of this security was out on loan at June 30, 2019.  As of June 30, 2019, the total value of loaned securities was $62,003,395 or 10.8% of net assets.  The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

The Global Industry Classification Standard (GICS¨) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use by Hood River Capital Management LLC.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2019

Assets:
Investments at value*
(Including securities on loan valued at $62,003,395)	$640,921,156
Receivables:
Securities sold	7,620,800
Fund shares sold	178,794
Dividends and interest	149,958
Securities lending income	40,579
Prepaid expenses	31,075
Total assets	648,942,362

Liabilities:
Payables:
Payable upon return of securities loaned	61,737,589
Securities purchased	9,746,966
Fund shares redeemed	850,346
Investment advisory fees	387,066
Administration and fund accounting fees	70,356
Distribution fees	4,771
Service fees	40,594
Reports to shareholders	11,937
Compliance expense	1,978
Custody fees	11,934
Transfer agent fees and expenses	21,005
Other accrued expenses	24,123
Total liabilities	72,908,665

Net assets	$576,033,697

Net assets consist of:
Capital stock	$481,827,273
Total distributable earnings	94,206,424
Net assets	$576,033,697

* Investments at cost	$540,809,009

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES (Continued)
at June 30, 2019

Investor Shares:
Net assets applicable to outstanding Investor Shares	$11,316,321
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	273,628
Net asset value, offering price and redemption price per share	$41.36

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$246,373,719
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	5,907,404
Net asset value, offering price and redemption price per share	$41.71

Retirement Shares:
Net assets applicable to outstanding Retirement Shares	$318,343,657
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	7,618,909
Net asset value, offering price and redemption price per share	$41.78

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2019

Investment income:
Dividends	$1,090,846
Interest	304,366
Securities lending income	589,593
Total investment income	1,984,805

Expenses:
Investment advisory fees (Note 4)	4,845,886
Administration and fund accounting fees (Note 4)	415,032
Distribution fees (Note 5)
Distribution fees – Investor Shares	21,898
Service fees (Note 6)
Service fees – Investor Shares	11,202
Service fees – Institutional Shares	156,316
Transfer agent fees and expenses	124,114
Federal and state registration fees	72,484
Audit fees	15,001
Compliance expense	13,100
Legal fees	18,928
Reports to shareholders	23,665
Trustees’ fees and expenses	10,600
Custody fees	68,386
Other	14,178
Total expenses before reimbursement from advisor	5,810,790
Expense reimbursement from advisor (Note 4)	(290,956)
Net expenses	5,519,834
Net investment loss	(3,535,029)

Realized and unrealized gain on investments:
Net realized gain on investments	9,557,727
Net change in unrealized appreciation on investments	20,757,243
Net realized and unrealized gain on investments	30,314,970
Net increase in net assets resulting from operations	$26,779,941

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
Operations:
Net investment loss	$(3,535,029)	$(1,417,434)
Net realized gain on investments	9,557,727	11,755,204
Net change in unrealized appreciation on investments	20,757,243	40,943,666
Net increase in net assets
resulting from operations	26,779,941	51,281,436
Distributions:
Distributable earnings – Investor shares	(456,580)	(661,223)
Distributable earnings – Institutional shares	(8,673,285)	(15,682,453)
Distributable earnings – Retirement shares	(10,487,523)	(2,363,953)
Total distributions	(19,617,388)	(18,707,629)[1]
Capital Share Transactions:
Proceeds from shares sold
Investor shares	3,076,332	10,901,041
Institutional shares	78,696,710	86,602,277
Retirement shares	160,471,380	175,978,741
Proceeds from shares issued to
holders in reinvestment of dividends
Investor shares	451,294	660,605
Institutional shares	7,535,554	14,434,982
Retirement shares	9,666,056	2,363,953
Cost of shares redeemed
Investor shares	(3,666,327)	(2,326,044)
Institutional shares	(88,549,843)	(91,550,090)
Retirement shares	(53,165,752)	(13,632,112)
Redemption fees retained
Investor shares	237	1,582
Institutional shares	1,746	6,011
Retirement shares	6,041	1,187
Net increase in net assets from
capital share transactions	114,523,428	183,442,133
Total increase in net assets	121,685,981	216,015,940
Net Assets:
Beginning of year	454,347,716	238,331,776
End of year	$576,033,697	$454,347,716 [2]

[1]	All distributions were from realized gains.
[2]	End of year net assets include accumulated undistributed net investment income of $0.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
Changes in Shares Outstanding:
Shares sold
Investor shares	75,811	282,051
Institutional shares	1,970,208	2,192,977
Retirement shares	3,978,996	4,439,894
Shares issued to holders
in reinvestment of dividends
Investor shares	12,610	18,198
Institutional shares	208,973	395,804
Retirement shares	267,684	64,783
Shares redeemed
Investor shares	(92,105)	(59,769)
Institutional shares	(2,204,341)	(2,318,174)
Retirement shares	(1,333,285)	(343,448)
Net increase in shares outstanding	2,884,551	4,672,316

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Investor Shares

				July 7,
	Year	Year	Year	2015
	Ended	Ended	Ended	through
	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016*
Net Asset Value – Beginning of Period	$41.36	$38.04	$28.25	$33.18

Income from Investment Operations:
Net investment loss[1]	(0.36)	(0.28)	(0.36)	(0.19)
Net realized and unrealized
gain (loss) on investments	1.91	6.14	10.10	(3.05)
Total from investment operations	1.55	5.86	9.74	(3.24)

Less Distributions:
Distributions from net realized gains	(1.55)	(2.55)	—	(1.69)
Total distributions	(1.55)	(2.55)	—	(1.69)

Redemption fees[4]	— [2]	0.01	0.05	—	[2]

Net Asset Value – End of Period	$41.36	$41.36	$38.04	$28.25

Total Return	4.30%	16.35%	34.65%	(9.96	)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$11,316	$11,470	$1,401	$39
Ratio of operating expenses
to average net assets:
Before reimbursements	1.32%	1.41%	1.48%	1.65	%+
After reimbursements	1.27%	1.32%	1.33%	1.34	%+
Ratio of net investment loss
to average net assets:
Before reimbursements	(0.96)%	(0.81)%	(1.19)%	(0.99	)%+
After reimbursements	(0.91)%	(0.72)%	(1.04)%	(0.68	)%+
Portfolio turnover rate	98%	102%	134%	170%[3]

*	Operations commenced for the Investor Shares on July 7, 2015.
+	Annualized
^	Not Annualized
[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	Portfolio turnover was calculated on the basis of the Fund as a whole. The rate presented represents portfolio turnover for the entire fiscal year.
[4]	The Fund’s redemption fee was eliminated on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

Institutional Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2019	2018	2017	2016	2015
Net Asset Value –
Beginning of Year	$41.61	$38.18	$28.32	$33.43	$29.09

Income from
Investment Operations:
Net investment loss[1]	(0.28)	(0.18)	(0.26)	(0.13)	(0.24)
Net realized and unrealized
gain (loss) on investments	1.93	6.16	10.12	(3.29)	4.58
Total from
investment operations	1.65	5.98	9.86	(3.42)	4.34

Less Distributions:
Distributions from
net realized gains	(1.55)	(2.55)	—	(1.69)	—
Total distributions	(1.55)	(2.55)	—	(1.69)	—

Redemption fees[3]	— [2]	— [2]	— [2]	— [2]	— [2]

Net Asset Value –
End of Year	$41.71	$41.61	$38.18	$28.32	$33.43

Total Return	4.52%	16.59%	34.82%	(10.41)%	14.92%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$246,374	$246,859	$216,147	$133,339	$97,315
Ratio of operating expenses
to average net assets:
Before reimbursements	1.11%	1.15%	1.22%	1.40%	1.45%
After reimbursements	1.06%	1.06%	1.08%	1.09%	1.20%
Ratio of net investment loss
to average net assets:
Before reimbursements	(0.74)%	(0.55)%	(0.91)%	(0.75)%	(1.04)%
After reimbursements	(0.69)%	(0.46)%	(0.77)%	(0.44)%	(0.79)%
Portfolio turnover rate	98%	102%	134%	170%	142%

[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	The Fund’s redemption fee was eliminated on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Retirement Shares

			March 3,
	Year	Year	2017
	Ended	Ended	through
	June 30,	June 30,	June 30,
	2019	2018	2017*
Net Asset Value – Beginning of Period	$41.66	$38.19	$35.31

Income from Investment Operations:
Net investment loss[1]	(0.25)	(0.15)	(0.11)
Net realized and unrealized gain on investments	1.92	6.17	2.99
Total from investment operations	1.67	6.02	2.88

Less Distributions:
Distributions from net realized gains	(1.55)	(2.55)	—
Total distributions	(1.55)	(2.55)	—

Redemption fees[4]	— [2]	— [2]	—	[2]

Net Asset Value – End of Period	$41.78	$41.66	$38.19

Total Return	4.59%	16.70%	8.16	%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$318,344	$196,019	$20,784
Ratio of operating expenses
to average net assets:
Before reimbursements	1.04%	1.08%	1.17	%+
After reimbursements	0.99%	0.99%	0.99	%+
Ratio of net investment loss
to average net assets:
Before reimbursements	(0.67)%	(0.47)%	(1.11	)%+
After reimbursements	(0.62)%	(0.38)%	(0.93	)%+
Portfolio turnover rate	98%	102%	134%[3]

*	Operations commenced for the Retirement Shares on March 3, 2017.
+	Annualized
^	Not Annualized
[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	Portfolio turnover was calculated on the basis of the Fund as a whole. The rate presented represents portfolio turnover for the entire fiscal year.
[4]	The Fund’s redemption fee was eliminated on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
June 30, 2019

NOTE 1 – ORGANIZATION

The Hood River Small-Cap Growth Fund (formerly, the Roxbury/Hood River Small-Cap Growth Fund) (the "Small-Cap Growth Fund" or the "Fund") is a series of Manager Directed Portfolios (formerly, The Roxbury Funds) (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and was organized as a Delaware statutory trust on April 4, 2006.  The Fund is an open-end investment management company and is a diversified series of the Trust.  The investment objective of the Fund is long-term growth of capital.  The Fund’s Institutional Shares commenced operations on January 2, 2003. The Fund’s Investor Shares commenced operations on July 7, 2015. The Fund’s Retirement Shares commenced operations on March 3, 2017. Each class of shares differs principally in its respective distribution or shareholder servicing expenses.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update ASU 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken or expected to be taken on a tax return.  The tax returns for the Fund for the prior three fiscal years are open for examination.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the "Board").  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of June 30, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and has concluded that no additional disclosures are necessary.

G.
Recent Accounting Pronouncements:  In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. Generally Accepted Accounting Principles, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release were effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statements of Changes in Net Assets for the current reporting period have been modified accordingly.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP").  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.  Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of June 30, 2019, was comprised of officers of the Trust.  The function of

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Small-Cap Growth Fund’s securities as of June 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$8,616,370	$—	$—	$8,616,370
Consumer Discretionary	86,536,572	—	—	86,536,572
Consumer Staples	8,448,042	—	—	8,448,042
Energy	4,012,336	—	—	4,012,336
Financials	43,860,024	—	—	43,860,024
Health Care	163,214,988	—	—	163,214,988
Industrials	116,490,314	—	—	116,490,314
Information Technology	130,813,589	—	—	130,813,589
Total Common Stocks	561,992,235	—	—	561,992,235
REITs	7,825,302	—	—	7,825,302
Short-Term Investments	9,366,030	—	—	9,366,030
Investments Purchased with
Cash Proceeds from
Securities Lending	61,737,589	—	—	61,737,589
Total Investments in Securities	$640,921,156	$—	$—	$640,921,156

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Rights, at Value
Balance as of June 30, 2018	$—
Purchases	—
(Sales proceeds and/or rights exercised)	(105,628)
Accrued discounts/premiums, net	—
Realized gain/(loss)	105,628
Change in unrealized appreciation/(depreciation)	—
Transfers in and/or out of Level 3	—
Balance as of June 30, 2019	$—

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended June 30, 2019, Hood River Capital Management LLC, (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.90% of the average daily net assets of the Fund.  For the year ended June 30, 2019, the Small-Cap Growth Fund incurred $4,845,886 in advisory fees.  Advisory fees payable at June 30, 2019 for the Small-Cap Growth Fund were $387,066.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to ensure that the total annual fund operating expenses [excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, "Excludable Expenses")] do not exceed the following amounts of the average daily net assets for each class of shares:

Investor Shares	0.99%
Institutional Shares	0.99%
Retirement Shares	0.99%

For the year ended June 30, 2019, the Advisor reduced its fees in the amount of $290,956 for the Small-Cap Growth Fund. The waivers and reimbursements will remain in effect through December 31, 2020 unless terminated sooner by mutual agreement of the Board and the Advisor.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC ("Fund Services" or the "Administrator") acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the year ended June 30, 2019, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$415,032
Custody	$68,386
Transfer agency(a)	$59,614

(a) Does not include out-of-pocket expenses.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

At June 30, 2019, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$70,356
Custody	$11,934
Transfer agency(a)	$9,539

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the "Distributor") acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is deemed to be an interested person of the Trust due to his former position with the Distributor.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan").  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares.  The expenses covered by the Plan may include costs in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended June 30, 2019, the Small-Cap Growth Fund incurred distribution expenses on its Investor Shares of $21,898.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder service agreement (the "Agreement") with the Advisor that allows the Advisor to make payments to financial intermediaries and other service providers for Institutional Shares and Investor Shares shareholders in return for shareholder servicing and maintenance of Institutional Shares and Investor Shares shareholder accounts.  These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund’s average daily net assets for Institutional Shares and Investor Shares, respectively, and may not be used to pay for any services in connection with the distribution and sale of Institutional Shares or Investor Shares.

Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment,

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended June 30, 2019, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Investor Shares	$11,202
Institutional Shares	$156,316

NOTE 7 – SECURITIES TRANSACTIONS

For the year ended June 30, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Small-Cap Growth Fund	$618,664,366	$512,589,170

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Small-Cap
Growth Fund
Cost of investments(a)	$543,092,961
Gross unrealized appreciation	118,804,523
Gross unrealized depreciation	(20,976,328)
Net unrealized appreciation	97,828,195
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(3,621,771)
Total accumulated earnings/(losses)	$94,206,424

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

As of June 30, 2019, the Small-Cap Growth Fund had no long-term tax basis capital losses to offset future capital gains.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

The tax character of distributions paid during 2019 and 2018 was as follows:

	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
Small-Cap Growth Fund
Ordinary income	$2,797,866	$3,835,150
Long-term capital gains	16,819,522	14,872,479
	$19,617,388	$18,707,629

At June 30, 2019, the Fund deferred, on a tax basis, post-October losses of:

Capital	Ordinary Late Year Loss
$1,968,549	$1,653,222

NOTE 9 – SECURITIES LENDING

The Fund participates in securities lending arrangements whereby it lends certain of its portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of its portfolio.  U.S. Bank, N.A. serves as the Fund’s securities lending agent.

U.S. Bank, N.A. oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser.

The Fund may lend securities pursuant to agreements that require the loans to be secured by collateral consisting of cash, securities of the U.S. Government or it agencies, or any combination of cash and such securities.  At that time of loans, the collateral value should at least be equal to 102% of domestic securities and 105% of foreign securities.  The value of loaned securities will then be marked-to-market daily and the collateral will be continuously secured by collateral equal to 100% of the market value of the loaned securities.  Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceeds one-third of the value of the Fund’s total assets taken at fair market value.  The Fund will earn interest on the investment of the cash collateral in U.S. Government securities, short-term money market instruments or such other approved vehicle.  However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral.  There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk.  Either party, upon reasonable notice to the other party, may terminate the loan.

As of June 30, 2019, the Fund had loaned securities that were collateralized by cash.  The cash collateral received was invested in securities as listed in the Fund’s Schedule of Investments.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

The following table presents the securities out on loan for the Fund, and the collateral delivered related to those securities, as of the end of the reporting period.

Securities Lending Transactions

Investments
		Purchased	Collateral
		with Cash	Pledged
Overnight and	Asset Class	Proceeds from	(From)	Net
Continuous	out on Loan	Securities Lending	Counterparty^	Exposure
Hood River Small-
Cap Growth Fund	Common Stock	$61,737,589	$61,737,589	$—

The Fund paid no securities lending fees to U.S. Bank, N.A. during the period.  The market value of the loaned securities is determined each day at the close of business of the Fund and any change in the amount of collateral is delivered to or paid by the Fund the next day. The collateral value does not include the calculated mark, which is the amount charged/returned to the borrower daily to maintain 102%/105% of market value. There is a day lag in receiving the mark and at times the collateral percentage may be above or below 102%/105%.

^	Refer to the Fund’s Schedule of Investments for details on the securities out on loan.

NOTE 10 – PRINCIPAL RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s Statement of Additional Information.

Market Risk:  The risk that the market value of a security may go up or down in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Price changes may be temporary or last for extended periods.

Small-Cap Company Risk:  Companies in which the Fund invests may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid, more volatile and more difficult to value than securities of larger companies and therefore may involve greater risk than investing in large companies.

Growth-Style Investing Risk:  An investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole. If the investment adviser’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the stock may fail to reach the value that the adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

Foreign Security Risk:  Foreign investments involve risks relating to political, economic, regulatory, or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

IPO Risk:  The Fund may purchase securities of companies engaged in initial public offerings ("IPOs"). The price of securities purchased in IPOs can be very volatile. The Fund’s investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s asset grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Liquidity Risk:  Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as Exchange Traded Funds ("ETFs").  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of its costs, and the Fund will indirectly bear their proportionate share of the costs.

NOTE 11 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Hood River Small-Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Hood River Small-Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hood River Small-Cap Growth Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the "Fund"), including the schedule of investments, as of June 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods shown in the table below, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years and periods shown in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
Investor Shares	For each of the years in the three-year period ended June 30, 2019 and for the period from July 7, 2015 (commencement of operations) through June 30, 2016
Institutional Shares	For each of the years in the five-year period then ended
Retirement Shares	For each of the years in the two-year period then ended and for the period from March 3, 2017 (commencement of operations) through June 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Hood River Small-Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios and the former trust since 2007.

Philadelphia, Pennsylvania
August 29, 2019

Hood River Small-Cap Growth Fund

EXPENSE EXAMPLE
June 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2019 to June 30, 2019 for the Investor, Institutional, and Retirement Shares.

Actual Expenses

The information in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hood River Small-Cap Growth Fund

EXPENSE EXAMPLE (Continued)
June 30, 2019 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	1/1/2019	6/30/2019	1/1/2019 – 6/30/2019
Actual
Investor Shares	$1,000.00	$1,235.10	$7.04
Institutional Shares	$1,000.00	$1,236.30	$5.88
Retirement Shares	$1,000.00	$1,236.80	$5.49

Hypothetical (5% return
before expenses)
Investor Shares	$1,000.00	$1,018.50	$6.36
Institutional Shares	$1,000.00	$1,019.64	$5.31
Retirement Shares	$1,000.00	$1,019.89	$4.96

(1)
Expenses are equal to the Investor, Institutional, and Retirement Shares’ annualized expense ratios of 1.27%, 1.06%, and 0.99%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

Hood River Small-Cap Growth Fund

NOTICE TO SHAREHOLDERS
at June 30, 2019 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-497-2960 or on the U.S. Securities and Exchange Commission’s ("SEC") website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-800-497-2960.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-800-497-2960.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-497-2960 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Other Tax Information (Unaudited)

For the fiscal year ended June 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hood River Small-Cap Growth Fund	36.48%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2019 was as follows:

Hood River Small-Cap Growth Fund	36.48%

Hood River Small-Cap Growth Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the "Independent Trustees") and one interested person of the Trust (the "Interested Trustee"). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Five Years

INTERESTED TRUSTEE

James R.	Trustee and	Distribution consultant since	9	None
Schoenike(2)	Chairman since	2018, President and CEO, Board
(Born 1959)	July 2016	of Managers, Quasar Distributors,
LLC (2013-2018).

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	9	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee since	Managing Director, Carne Global	9	Director,
(Born 1962)	July 2016 and	Financial Services (US) LLC		Guestlogix Inc.
	Lead Independent	(a provider of independent		(a provider of
	Trustee since	governance and distribution		ancillary-focused
	May 2017	support for the asset management		technology to the
		industry), since 2013.		travel industry)
(2015-2016);
Trustee, XAI
Octagon Floating
Rate &
Alternative
Income Term
Trust, since 2017.

Hood River Small-Cap Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Five Years

Lawrence T.	Trustee since	Senior Vice President and Chief	9	None
Greenberg	July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Manager, Motley
Fool Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel Motley Fool
Asset Management, LLC
(2008 – 2019).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Mr. Schoenike is an Interested Trustee by virtue of the fact that he was recently President of Quasar Distributors, LLC, the Fund’s distributor (the "Distributor").
(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Hood River Small-Cap Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

OFFICERS

Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer,	USBFS, since 2001
since July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, USBFS, since 2005
since July 1, 2016

Gerard Scarpati(2)	Chief Compliance	Compliance Director, Vigilant, since 2010
(Born 1955)	Officer and
Anti-Money Laundering
Compliance Officer,
since July 1, 2016

Alyssa M. Bernard(1)	Secretary, since	Assistant Vice President, Compliance and
(Born 1988)	August 20, 2019	Administration, USBFS, since 2018; Attorney,
Mutual Fund Disclosure, Waddell & Reed Financial
Inc., 2017 – 2018; Attorney, Corporate Governance,
American Century Companies, Inc., 2014 – 2020

(1)	The mailing address of this officer is:615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is:223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-497-2960.

Hood River Small-Cap Growth Fund

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;
•	account balances;
•	account transactions;
•	transaction history;
•	wire transfer instructions; and
•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 800-497-2960.

(This Page Intentionally Left Blank.)

Investment Advisor
Hood River Capital Management LLC
1 SW Columbia Street, Suite 630
Portland, OR 97204

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 497-2960

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2019	FYE 6/30/2018
Audit Fees	$12,000	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2019	FYE 6/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2019	FYE 6/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*    /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date   9/5/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date   9/5/2019

By (Signature and Title)*    /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer/
Principal Financial Officer

Date   9/5/2019

* Print the name and title of each signing officer under his or her signature.